UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2008

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PARAMOUNT GOLD AND SILVER CORP

(Exact name of registrant as specified in its charter)

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Delaware	0-51600	20-3690109
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

346 Waverly Street

Ottawa, Ontario Canada K2P 0W5

(Address of Principal Executive Office) (Zip Code)

(613) 226-7883

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Certain statements included in this Form 8-k regarding Paramount Gold and Silver Corp. ( the “Company”) that are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated operations of the Company. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management, and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of our current or proposed business activities. Accordingly, actual results may differ.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2008, upon the recommendation of the Company’s Nominating Committee, the Company’s Board of Directors determined that it would be in the Company’s best interest to increase the size of its Board of Directors to seven members and appoint a new independent board member. In furtherance thereof, the Board of Directors approved the recommendation of the Nominating Committee and unanimously approved the appointment of Robert Dinning to the Company’s Board of Directors. Concurrent with his appointment to the Board of Directors, Mr. Dinning was appointed the new Chairman of the Company’s audit committee. Mr. Dinning is a Chartered Accountant, and life time member of the Alberta Institute of Chartered Accountants. Mr. Dinning has operated a consulting practice since 1977. He has an extensive background in corporate finance, operating in the mining and high tech industries. Mr. Dinning has been an officer and director of various public and private companies for the past 35 years, including various Companies in both the United States and Canada. Mr. Dinning has since 2000 held various positions with Apolo Gold & Energy Corp., a Vancouver, British Columbia based company focused on precious metal mining opportunities in Central and South America and currently serves as Apolo’s Chief Financial Officer, Secretary and as a Director. Mr. Dinning also serves as the Chief Financial Officer, Secretary and as a director of Industrial Minerals Inc., an Oakville, Ontario based, exploratory mining company. Mr. Dinning is 68 years old.

In consideration for joining the Board of Directors, Mr. Dinning has been granted 50,000 stock options at an exercise price of $2.25 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARAMOUNT GOLD AND SILVER CORP.

By:	/s/ CHRIS CRUPI
Chris Crupi Chief Executive Officer

Date: March 3, 2008

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